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                                                                    EXHIBIT 10.5


                                 ELECTRUM L.L.C.
                                CALEDONIAN HOUSE
                              GRAND CAYMAN ISLANDS
                               BRITISH WEST INDIES

November 17, 2000


Trend Mining Inc.
401 Front Avenue
Suite I
Coeur D'Alene, Idaho 83814


Dear Sirs:

This will confirm that:

     (a) prior to the date hereof, we have lent $35,000 to you, and, upon your request, propose to lend to you an additional $100,000, and wire such amount to the Bank of New York, ABA No. 021-000-18, for credit to PaineWebber, Inc., Account No. 8900114096, for subcredit to Account No. TS-44906, to permit you to make the payment in such amount called for by Section 2(a)(i) of the Consulting Agreement, dated as of November 17, 2000, between you and RH Barsom Company, Inc. (such $35,000 and $100,000 being hereinafter referred to as the "Indebtedness");

     (b) you shall repay the Indebtedness to us, with annual interest thereon of 5% from the date the Indebtedness was incurred, upon the earlier to occur of (a) the closing of any transaction pursuant to which you receive private or public financing, either in the form of equity or debt and (b) December 1, 2005; and

     (c) the provisions of this letter shall be governed by the internal laws of the State of New York, and may not be amended or waived except with our express written consent.

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Please confirm that the foregoing represents our understanding on the enclosed copy of this letter and return it to us.

                                       ELECTRUM L.L.C.

                                       By:      /s/ Thomas Kaplan
                                          -------------------------------------
                                                Name:  Thomas Kaplan
                                                Title: Director

ACKNOWLEDGED:

TREND MINING INC.

By:      /s/ Kurt Hoffman
     ---------------------------------------
         Name:  Kurt Hoffman
         Title: President


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